Fees Summary	Nov. 14, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 999,850,000
Previously Paid Amount	0
Total Fee Amount	153,077.05
Total Offset Amount	0
Net Fee	$ 153,077.05